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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-27273) of QualMark Corporation of our report dated April 2, 2001 relating to the financial statements, of QualMark Corporation as of December 31, 2000 and for the year then ended, which appears in this Annual Report on Form 10-KSB.



PricewaterhouseCoopers LLP

Denver, Colorado
April 1, 2002